Archer Investment Series Trust

Archer Balanced Fund - ARCHX

Archer Income Fund - ARINX

Archer Stock Fund - ARSKX

Archer Dividend Growth Fund - ARDGX

Supplement dated May 21, 2018

to the Statement of Additional Information dated December 22, 2017

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This Supplement to the Statement of Additional Information (the “SAI”) for Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, and Archer Dividend Growth Fund (collectively, the “Funds” or each a “Fund”), each a series of Archer Investment Series Trust (the “Trust”), updates the SAI for each Fund dated December 22, 2017 to amend certain information as described below.

Appointment of New Chief Compliance Officer

The agreement with the Advisor to provide a chief compliance officer has been terminated.  Effective November 1, 2017, Empirical Administration, LLC has been engaged to provide compliance services to the Trust, and Brandon Pokersnik is named Chief Compliance Officer of the Trust.

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The sixth paragraph under “Board Leadership Structure” on page 28 of the SAI is revised as follows:

The Board of Trustees has appointed Brandon Pokersnik, the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings.  In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures.  The CCO, together with the Trust’s Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its underlying funds during Board of Trustee meetings.  The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  The CCO and/or other officers of the Trust report to the Board of Trustees, including the independent board members, which members are also members of the Audit and Compliance Committee, if any material risk issues arise in between Board meetings. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

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The following table on page 30 provides information regarding each Trustee who is an “interested person” of the Trust, and the officers of the Trust, and is revised to read as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Trustee and Officers
Troy Patton 9000 Keystone Crossing, #630 Indianapolis, IN 46240 DOB: 4/10/1969	President & Trustee	Indefinite Term; since January 2010	Archer Investment Corporation, Inc. – President. (July 2005 – Present) Patton and Associates, LLC – Managing Partner. (January 2005 – Present)	Three	None
Charles R. Ropka, Esq. 215 Fries Mill Road, Turnersville, NJ 08012 DOB: 10/21/1963	Secretary	Indefinite Term; since September 2010	Attorney, Law Office of C. Richard Ropka, LLC, since 2008	N/A	N/A
Brandon Pokersnik 800 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 DOB: 1978	Chief Compliance Officer	Indefinite Term; since November 2017 to present	Accountant, Mutual Shareholder Services, LLC, since 2008, Attorney, Mutual Shareholder Services, LLC, since June 2016, Owner/President, Empirical Administration, LLC, since September 2012	N/A	N/A

Umberto Anastasi 8000 Town Centre Drive, Ste. 400, Broadview Heights, OH 44147 DOB: 9/27/1974	Treasurer	Indefinite Term; since September 2010 to present	From 1999 to present, Vice President, Mutual Shareholder Services, LLC	N/A	N/A

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The first paragraph under “Compliance Services” on page 62 of the SAI is deleted and revised as follows:

Compliance Services:

Empirical Administration, LLC (“Empirical”), an affiliate of Mutual Shareholder Services, LLC and the distributor, Arbor Court Capital, LLC, provides a Chief Compliance Office to the Trust as well as related compliance services pursuant to a consulting agreement between Empirical and the Trust. Empirical’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Funds, the Funds pays Empirical a fee of $500 per month.

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Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s Prospectus, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at 1-800-494-2755.

Investors should retain this supplement for future reference.